                                 Exhibit # 10.15

                            Lease Agreement - Office

                                       1

                                 LEASE AGREEMENT
                               (Industrial Gross)
                             Basic Lease Information

        Lease Date:                     July 21, 1999

        Landlord:                       RIVERSIDE BUSINESS CENTER
                                        A California Limited Partnership

        Landlord's Address:             c/o LEGACY PARTNERS COMMERCIAL, INC.
                                        30 Executive Park, Suite 100
                                        Irvine, California 92623

        Tenant:                         Competitive Communication, Inc.,
                                        a California Corporation

        Tenant's Address:               3751 Merced Drive, Suites A, B & C
                                        Riverside, Ca 92503

        Premises:                       Approximately 3,212 rentable square feet as shown on
                                        Exhibit A

        Premises Address:               3751 Merced Drive, Suites A, B & C
                                        Riverside, Ca 92501

        Building (4):                   Approximately 16,060 rentable square feet

        Park:                           Riverside Business Center [Approximately 280,354
                                        rentable square feet]

        Term:                           September 15, 1999 ("Commencement Date"), through
                                        November 14, 2002 ("Expiration Date")

        Base Rent (Paragraph 3):        Two Thousand Eight Seven and 80/100
                                        Dollars ($2,087.80) per month.

        Adjustments to Base Rent:       September 15, 1999 - November 14, 1999          $0.06 (Rent Waiver)
                                        November 15, 1999 - September 14, 2000          $2,087.80 per month.
                                        September 15, 2000 - September 14, 2001         $2,171.31 per month.
                                        September 15, 2001 - November 14, 2002          $2,258.16 per month.

        Security Deposit (Para. 4):     Eight Hundred Seventy Five and 00/100 Dollars ($875.00)
                                        Tenant has an existing security deposit in the amount of
                                        $875.00 to be transferred from account # 01-0731BF-01.

        Base Year for Tenant's Share of Increased Operating Expenses and Increased Tax Expenses: N/A
        *Tenant's Share of Increased Operating Expenses (Para. 6.1):      See Addendum I to Lease Agreement
        *Tenant's Share of Increased Tax Expenses (Para. 6.2):            See Addendum I to Lease  Agreement
        *Tenant's  Share of Common Area Utility Costs (Para. 7):          See Addendum I to Lease Agreement
        *Tenant's Share of Utility  Expenses (Para 7):                    See Addendum I to Lease Agreement

        *The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

        Permitted Uses:                 General offices for sales and service of telephone
                                        systems but only to the extent permitted by the City
                                        of Riverside and all agencies and governmental
                                        authorities having jurisdiction thereof

        Unreserved Parking Spaces:      Eight (8) non-exclusive and non-designated spaces

        Broker (Para. 38):              None

        Exhibits:                       Exhibit A - Premises, Building, Lot and/or Park
                                        Exhibit B - Intentionally Omitted
                                        Exhibit C - Rules and Regulations
                                        Exhibit D - Covenants, Conditions and Restrictions
                                        Exhibit E - Change of Commencement Date - Example
                                        Exhibit F - Tenant's Initial Hazardous Materials Disclosure Certificate
                                        Exhibit G - Sign Criteria

        Addenda:                        Addendum I - Additional Lease Provisions

                                TABLE OF CONTENTS

SECTION                                                                 PAGE

                                 LEASE AGREEMENT

DATE:   This Lease is made and entered into as of the Lease Date set forth on
        Page 1. The Basic Lease Information set forth on Page I and this Lease are and shall be construed as a single instrument.

1.      Premises: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for die right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease.
Landlord and Tenant hereby agree that for purposes of this Lease, as of the
Lease Date, the rentable square footage area of the Premises, the Building, the
Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or die Park
(for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and die Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change.

2.      Adjustment of Commencement Date; Condition of the Premises:

        2.1     If Landlord cannot deliver possession of the Premises on the
Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration
Date shall be extended commensurately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or
Expiration Date provided on Page 1, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of
Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent.
The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof By taking possession of the Premises, Tenant shall be deemed to have accepted die Premises in good condition and state of repair.
Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose. Tenant agrees that at any time before or during the Term of this Lease, Landlord shall have the right to relocate Tenant from the Premises described herein to other space within the Park on substantially the same terms and conditions of this
Lease provided the other space is of comparable size.

        2.2     In the event Landlord permits Tenant to occupy die Premises prior to the Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Landlord shall have the fight to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to
Landlord all rental payments so waived by Landlord.

3.      Rent: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease.
Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described in the Basic Lease
Information, payable in advance at Landlord's address specified in the Basic
Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay
Landlord in advance on die Commencement Date and thereafter on the first (1st)
day of each month throughout the balance of the Term of this Lease, as
Additional Rent, Tenant's Share of Increased Operating Expenses, Increased Tax
Expenses, Common Area Utility Costs, Utility Expenses and Administrative
Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"), The term "Rent"
whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the
Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on die
Commencement Date and die first day of the calendar month in which the date of termination occurs, as the case may be.

4.      Security Deposit: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease
Information. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from
Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the
Security Deposit so applied or used so as to replenish the amount of die
Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Lease Term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Landlord shall return the
Security Deposit to Tenant, less such amounts as arc reasonably necessary, as determined solely by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the
Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security
Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

5.      Tenant Improvements: Tenant hereby accepts the Premises as suitable for
Tenant's intended use and as being in good operating order, condition and repair, "AS IS". Tenant acknowledges and agrees that neither Landlord nor any of
Landlord's agents, representatives or employees has made any representations as to die suitability, fitness or condition of the Premises for the conduct of
Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Tenant further acknowledges and agrees that neither
Landlord nor any of Landlord's agents, representatives or employees has agreed to perform or undertake (i) any alterations to the Premises, or (ii) construct any improvements in or to the Premises (collectively, "Tenant Improvements").
Any exception to the foregoing provisions must be made by express written agreement by both parties.

6.      Additional Rent: The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base
Rent are to be paid by Tenant to Landlord as additional rent (collectively,
"Additional Rent").

        6.1     Operating Expenses: In addition to die Base Rent set forth in Section
3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease
Information, of all Operating Expenses in excess of the amount of said expenses for the Base Year for such expenses, as specified in the Basic Lease Information
("Increased Operating Expenses"), as Additional Rent. Ile term "Operating
Expenses" as used herein shall mean the total amounts paid or payable by
Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of
Increased Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park.
Notwithstanding anything to the contrary set forth in this Lease, solely for the purpose of calculating the amount of the Operating Expenses attributable to the
Base Year, the term Operating Expenses shall exclude any costs of any capital improvements or expenditures, and any market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes. However, the foregoing shall not be construed to exclude such costs and expenses from the definition of Operating Expenses for all other purposes of this Lease. These Operating Expenses may include, but arc not limited to:

                6.1.1   Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

                6.1.2   Landlord's cost of maintaining the outside paved area, landscaping and other

        common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

                6.1.3   Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose"
        coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park
        (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

                6.1.4   Landlord's cost of. (i) modifications and/or new improvements to the Building the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed; (ii) reasonably necessary replacement improvements to the, Building, the Common Areas and the Park after the Lease Date; and (iii), new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion;

                6.1.5   If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

                6.1.6   Landlord's cost of security and fire protection services for the
        Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

                6.1.7   Landlord's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

                6.1.8   Landlord's cost for the maintenance and repair of any rail spur and rail crossing, and for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, casements or other similar undertakings;

                6.1.9   Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park; and

                6.1.10  Landlord's cost for the repairs and maintenance items set forth in
        Section 11.2 below.

        6.2     Tax Expenses: In addition to the Base Rent set forth in Section 3,
Tenant shall pay Tenant's Share, which is specified in the Basic Lease
Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated in excess of the amount of the Tax Expenses for die Base Year for such expenses, as set forth in the Basic Lease Information ("Increased Tax Expenses"), and one hundred percent
(100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Increased Tax Expenses shall be reviewed from the to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant
shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. 'Me term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the
Premises, the Building, the Lot or the Park, as against Landlord's right to rent or as against Landlord's business of leasing the Premises or the occupancy of
Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses"
shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

        6.3     Payment of Expenses: Landlord shall estimate Tenant's Share of the
Increased Operating Expenses and Increased Tax Expenses for the calendar year following the Base Year. Commencing on the first anniversary of the Commencement
Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to
Landlord, as Additional Rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligations to pay Tenant's Share of Increased Operating Expenses and Increased Tax Expenses
shall survive the expiration or earlier termination of this Lease.

        6.4     Annual Reconciliation: By June 30th of each calendar year, or as soon thereafter as reasonably possible Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty (30)
days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord t
o give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter.
Notwithstanding the foregoing, failure of Landlord to accurately estimate
Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses,. including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

        6.5     Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit
(and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to
Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.      Utilities and Administrative Expenses: The Utility Expenses, Common Area
Utility Costs, Administrative Expenses and all other sums or charges set forth in this Section 7 arc considered part of Additional Rent, and as a net charge.
As such Tenant shall pay to Landlord, as Additional Rent, the Administrative
Expenses and Tenant's Share, which is specified in the Basic Lease Information, of the Utility Expenses and Common Area Utility Costs on the Commencement Date
and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease in the manner set forth in Sections 7.1 and 7.2 below.

        7.1     Utilities: In addition to the Base Rent set forth in Section 3 hereof,
Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the
Premises and/or Tenant. Tenant shall also pay Tenant's Share of any assessments or charges for utility or similar purposes included within any tax bill for the
Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, water and refuse pick-up charges, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses").
If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at
Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area
Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the
Commencement Date and thereafter on

the first (lst) day of each month throughout the balance of the Term of this
Lease and any reconciliation thereof shall be substantially in the same manner as specified in Section 6.4 above, to the extent applicable. The amount of
Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the
Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon
Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws,
Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate
Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service
Provider") or continue to contract for service from the Electric Service
Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with
Landlord, the Electric Service Provider, and any Alternate Service Provider at
all times and, as reasonably necessary, shall allow Landlord, the Electric
Service Provider, and any Alternate Service Provider reasonable access to the
Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

        7.2     Administrative Expenses: The Administrative Expenses set forth in this Section 7.2 are considered part of Additional Rent, and as a net charge. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay
Landlord, without prior notice or demand, commencing on the Commencement Date and continuing thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as compensation to Landlord for accounting and management services rendered on behalf of the Building and/or the Park, one-twelfth (1/12th) of an amount equal to ten percent (10%) of the estimated amount of the aggregate of the Tenant's Share of (i) the total Operating
Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and Utility
Expenses for the Premises as described in Section 7.1 (collectively, the
"Administrative Expenses"). Any reconciliation of the Administrative Expenses shall be substantially in the same manner as specified in Section 6.4 above, to the extent such provisions are applicable. Tenant's obligations to pay such
Administrative Expenses shall survive the expiration or earlier termination of this Lease.

8.      Late Charges: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the second day of each month or any time thereafter) by Tenant to Landlord of Base
Rent, Tenant's Share of Increased Operating Expenses, Increased Tax Expenses,
Common Area Utility Costs, and Utility Expenses, Administrative Expenses or
other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the
Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent
(10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If
Tenant delivers to Landlord a check for which there are not sufficient funds,
Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that
Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12)
month period, then Landlord, at Landlord's sole option, can either require the
Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.      Use of Premises

        9.1     Compliance with Laws, Recorded Matters, and Rules and Regulations:
The Premises are to be used solely for the purposes and uses specified in the Basic
Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii)
does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and
(iii) is compatible and consistent with the other uses then being made in the
Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its
employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, *Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time
(collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the
Puilding, the Lot and/or the Park, or any portion thereof (collectively, the
"Recorded Matters"), and (c) any and all rules and regulations set forth in
Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlo@d now or hereafter enacted relating to parking and the operation of the Premises, die Building and the Park
(collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease.
Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Pren-dses, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of whcA such Laws became effective

        9.2     Prohibition on Use: Tenant shall not use die Premises or permit anything to bc done in or about the Premiscs nor keep or bring anything thercin which will in any way conflict with any of the requirements of die Board of Fire
Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the
Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the
Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or witliheld in Landlord's sole discretion.
Tenant shall not do or permit anything to be done in or about the Prerr@scs
w1iich will in any way obstruct or interfere with the fights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in tht 'area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as
dcterm@ined by Landlord, in its reasonable discretion, for the bencfit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrafions. Tenant shall not damage or deface or othcrwisc commit or suffer to bc committed any waste in, upon or about the Prerrdses. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about die Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage die Building or outside areas-, nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any nonhazrdous or non-harinful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided.
Tenant shall honor the terms of aH Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and
Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to aH fights and remedies of Landlord hereunder including, but not limited to, the payment by
Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

10.     Alterations and Additions: and Surrender of Premises:

        10.1    Alterations and Additions: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of
Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenanes sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as .defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the
Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred fifty percent (150%) of the cost of the work.

        10.2    Surrender of Premises: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the
Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair
(including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of the Commencement Date, except for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from die use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by
Tenant or Tenant otherwise performing all of its obligations under this Lease.
Upon such termination of thi; Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease,
Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that & removal of such items and the repair of the Premises will be completed prior to such termination of this
Lease.

11.     Repairs and Maintenance:

        11.1    Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent dock and staging areas in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's
Representatives and replacing any property so damaged by Tenant or Tenant's
Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the
Premises or adjacent to the Premises, (d) all glass, windows, window frames, window easements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock scals, dock levelers and dock lights, (f) all tenant signagc, (g) lifts for disabled persons serving the
Premises, (h) sprinkler systems, fire protection systems and security systems,
(i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any dernising walls contiguous to any portion of the Premises).

        11.2    Reimbursable Repairs and Maintenance Obligations: Subject to the
provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11. 1 above, (ii) die obligations of Landlord set forth in Section 11.3 below. and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's
Representatives, Landlord

agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, the roof roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment@ exterior lighting, exterior glass, exterior doorslentrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section
11.2, the term "exterior" shall mean outside of and not exclusively serving the
Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contmct(s), Tenant shall procure and maintain (a) the heating. ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and'repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the licating, ventilation and air conditioning system preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse
Landlord for thq cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

        11.3    Landlord's Repairs and Maintenance Obligations: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of die roof of die
Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

        11.4    Tenant's Failure to Perform Repairs and Maintenance Obligations:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant rcfusr-s or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without
Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall par *to Landlord, as additional rent@ die
Landlord's costs for making such repairs and/or maintenance, plus twenty percent
(201/6) for overhead, upon presentation of a bill therefor, plus any Enforcement
Expenses. The obligations of Tenant hereunder shall survive die expiration of the Term of this Lease or the earlier tcrmination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.     Insurance:

        12.1    Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employees liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii)
commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives'
use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single linut of not less than One Million Dollars ($1,000,000) per occurrence with a Two
Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars (S2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v)
"all risk" or "special purpose" property insurance, including without limitation, sprinkler

                                       10

leakage,.boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant@ together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailoe customers insurance for the fall replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

        12.2    Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of
California, (ii) domiciled in the United States of America, and (iii) having a
"General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand
Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hcreynder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, fumish Landlord with certificates of renewal o ,r
"binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days'
notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this
Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Pren-dses and for Landlord as required by this Lease.

        12.3    Additional Insureds and Coverage: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the
Park, and an; lender(s) of Landlord having a lien against the Premises, die
Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12. 1 (iii) above. Additionally, such -policies shall provide for scverability of interest. All insurance to be maintained by
Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrelWcxcess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, die excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the panics'
intention that die insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's
Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto)
or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be bome by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

        12.4    Failure of Tenant to Purchase and Maintain Insurance: In the event
Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional
Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as
Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If
Tenant f"s to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

13.     Waiver of Subrogation: Landlord and Tenant hereby mutually waive their respective fights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage.
Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its fights of subrogation against die other party.
This provision is intended to waive fully, and for the benefit of the parties hereto, any fights and/or claims which might give rise to a fight of subrogation in favor of any insurance carrier. Ile coverage obtained by Tenant pursuant to
Section 12 of dus Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

                                       11

14.     Limitation of Liability and Indemnity: Except to the extent of damage resulting from die sole active gross negligence or willful misconduct of
Landlord or its authorized representatives, Tenant agrees to protect, defend
(with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitecs") harmless and indemnify the Indcrnnitccs from and against all liabilities, damages, claims, losses,
judgments@ charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the
Premises, Building and/or the Park, (ii) the conduct of Tenant's business, (iii)
from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with die Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) TcnanCs failure to perform any covenant or obligation of Tenant under Ns Lease. Tenant agrees that the obligations of
Tenant herein shall survive the expiration or earlier tcnnination of this Lease.

        Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lcnder(s), partners, members, employers, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or om@issions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be pcnnittcd to offset or othcrwIsc: credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the
Premises or the Building.

15.     Assignment and Subleasing

        15.1    Prohibition: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease
(collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of L.indlord, wliicli'@Onscnt shall not be unreasonably withheld. Tenant hereby agrees that 1-uldlord may withhold its consent to any proposed sublease or assignment if die proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30)
days prior to the proposed commencement of the sublease or assignment (die
"Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such infonnafion as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and
(iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of die Premises, Landlord shafl deliver to
Tenant a copy of Landlord's standard form of sublease or assignment agreement
(as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus
Tenant shall reimburse Landlord for actual legal and other expenses incurred by
Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more thari twcnty-five percent (25%) of the rentable square feet of the Premises or
(2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater dw fifty percent (501%) of the period remaining in the Term of this Lease as of the time of the Proposed
Effecfive Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this
Lease with respect to the proposed sublease or assignment space, or, if die proposed

                                       12

sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed
Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Uasc is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublesscc shall assume and be deemed to assume th@is Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Leasc. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by
Tenant, a permitted sublessce or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accqunting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute 'for the requirement that
Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by
Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant
(whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to
Tenant,in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

        15.2    Exce1s Sublease Rental or Assignment Consideration: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds die Rent or pro rata portion of the Rent@ as the case may be, for such space reserved in the
Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as die monthly installments of Rent arc payable hereunder, scvcnty-five percent (75%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

        15.3    Waiver: Notwithstanding any assigruncrit or sublcasc, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any asginee or sublease, Tenant waives notice of any default of any assignee or sublease andagrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that
Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16.     Ad Valorem Taxes: Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property locatcd and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thcreof as invoiced by Landlord.

17.     Subordination: Without die necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to die land of which die Prcmiscs are a part, die rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i)
all ground leases or underlying leases which may now exist or hereafter be executed afficting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to

                                       13

Landlord, attorn to and become the Tenant of the successor in interest to
Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the ternis and provisions of this Lease. The successor in interest to
Landlord following foreclosure, sale or deed in licu thereof shall not be (a)
liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any officts or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when
Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to die extent any portion or all of such Security Deposit has not already been forfcited by, or refunded to,
Tenant. Landlord shall be liable to Tenant for all or any portion of the
Security Deposit not forfeited by, or refunded to Tenant, until and unless
Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Landlord and in die form requested by Landlord, ground lessor, mortgagee or bcncficiary, any additional documents evidencing die priority or subordination of this Lease with respect to any such ground [cases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed "t Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all
Enforcement Expenses.

18.     Right of Entry: Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about die Premises, excluding Tenant's vaults and safes. It is fijrther agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outsid@ of the Premises, the
Building and in the Common Areas. Landlord shall also have die right to place
"for sale" signs on the outside of the Building and in the Common Arm. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives

19.     Estoppel Certificate: Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within five (5) days after
Landlord provides such to Tenan(a statement in writing certifying that this
Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to wWch the Rent and other charges arc paid in advance, if any, acknowledging tlit, there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specif@bg such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenanes failure to deliver such statement within such time shall be conclusive upon the Tenant that
(a) th@is Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlords performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to
Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.     Tenant's Default: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

        20.1    The abandonment of the Premises by Tenant or the vacation of the
Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

        20.2    The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

                                       14

        20.3    The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as dctcrmincd solely by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion);

        20.4    The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law rclating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenanes assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenanes assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Pren-dses, or the attachment@
execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

        20.5    Tenants use or storage of Hazardous Materials in, on or about the
Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

        20.6    The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this
Lease.

21.     Remedies for Tenant's Default:

        21.1    Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and
Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on die Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to
Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by
Landlord from such reletting shall be applied to die payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Increased Operating
Expenses, Increased Tax Expenses, Administrative Expenses, Common Area Utility
Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Increased Operating Expenses,
Increased Tax Expenses, Administrative Expenses, Common Area Utility Costs,
Utility Expenses, and all other sums due under this Lease. Any and all of the
Relating Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord.
Reletting may be for a period shorter or longer than the remaining tern of this
Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer die Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law froni the date of such expenditure.

        21.2    Damages Recoverable: If Tenant breachcs this Lease and abandons the Premises bcforc the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or dcfault under this Lease, then in either such case, Landlord may recover from Tenant all damages suffcrcd by
Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited

                                       15

to, the portion of any brokees or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of die Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section
1.951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may rclct the
Premises for the purpose of mitigating damages suffered by Landlord because of
Tenant's failure to perform its obligations hereunder-, provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and cffcct for as long as Landlord does not terminate Tenant's right of possession, and until such termination,
Landlord shall have the rcmedy described in Section 1951.4 of the California
Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the
Rent from Tenant as it becomes due hereunder. ne "worth at the time of the award" within the meaning of Subparagraphs; (a)(1) and (a)(2) of Section 1951.2
of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfqiture under California Code of Civil Procedure Sections 1174 and 1179, or
under any other present or future law, in the event Tenant is evicted or
Landlord takes possession of the Premises by reason nf any default of Tenant hereunder.

        21.3    Rights and Remedies Cumulative: Ile foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditoes rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rcnt waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hercunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

        21.4    Waiver of a Default: Ile waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the dcFault specified in the waiver.

22.     Holding Over: If Tenant holds possession of die Premises after the cxpiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this
L-ease, provided the monthly Base Rent during such hold over period shall be
150% of the Base Rent due on the last month of the Ltase Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base
'Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any fiirthcr term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or cffcct during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of tcrmination to die other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as
Landlord's permission for Tenant to hold over. Acceptance of Base Rent by
Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.     Landlord's Default: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation
Landlord has not performed, provided, however, that if the nature of Landlord's obligation is such that more than th@irty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.     Parking: Tenant shall have a license to use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to
Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

                                       16

25.     Sale of Premises: In die event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and die purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of die Landlord under this Lease. For purposes of this
Section 25, die term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on wWch Tenant executes this Lease. A ground lease or sirnilar long term lease by Landlord of the cnfirc Building, of which the Premises are a part, shall be deemed a sale within the meaning of d-ds
Section 25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.     Waiver: No delay or omission in die exercise of any right or remedy of
Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such 4cfault@ other than a waiver of timely payment for the particular
Rent payment involved, and shall not prevent Landlord from maintaining an unlawful dctainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than die monthly Rent and other sunis due hereunder shall be deemed to be other than on account of the earliest Rent or other surns due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and
Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the
Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.     Casualty Damage: If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to
Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in
Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, tcrininate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to tenninate this Lease, and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within one hundred twenty (120) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the hapging, of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part t Tc, ant's furniture, furnishings, fixtures and/or equipment removable by Tenant or ally improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work all amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of die fire or other casualty. Landlord shall not be liable for ally inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal propeny resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow
Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. Notwithstanding anything to the contrary contained herein, if die Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby
(including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In die event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have die right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this [.me.
Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of die California Civil
Code.

28.     Condemnation: If twcnty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or
Landlord may terminate this Lease as of the date when physical possession

                                       17

of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of terraination. Tenant shall not because of such condemnation assert any claim against Landlord or the condernning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If neither party elects to terminate this
L@ease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same conditionprior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely detem-dned by
Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.     Environmental Matters/Hazardous Materials:

        29.1    Hazardous Materials Disclosure Certificate: Prior to excuting this lease, Tenant has completed, executed and delivered to Landlord Tenanes initial
Hazardous Materials Disclosure Certificate (the "Initial Ha7,Mat Certificate"),
a copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate
("the "HazMat Certificate") describing Tenant's present use of Hazardous
Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.

        29.2    Definition of Hazardous Materials: As used in this Lease, the term
Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, @M other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fiiel, crude oil or any fraction thereof, (c)
asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any
Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

        29.3    Prohibition; Environmental Laws: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Pren-dses, the
Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantifies of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which arc or become applicable to Tenant or all or any portion of the Premises (collectively, the
"Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat
Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the
Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the fight at all times during the Term of this
Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whethel Tenant is in compliance with the provisions of this Section
29, and (iii) request lists of all Hazardous Matdrials used, stored or otherwise located on, under or about any portion of the Premises and/or die Common Areas*.
Ile cost of all such inspections, tests and investigations shall be home solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's
Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. Ile aforementioned fights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's
Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remcdiation related thereto, or (b)
liability on

                                       18

the part of Landlord and its representatives for Tenant's use, storage, disposal or rcmediation of Hazardous Materials, it being understood that
Tenant shall be solely responsible for all liability in connection therewidi.

        29.4    Tenant's Environmental Obligations: Tenant shall give to
Landlord immediatc verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of
Hazardous Materials on, under or about any portion of the Premises or in any
Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate
(including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous
Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property arc returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remcdiation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term cffcct on any portion of the
Premises, the Building, the Lot or the Park. Notwithstanding the foregoing,
Tcn4nt shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. IfTcnant fails to s'o promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of perfonning investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

        29.5    Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold
Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or die Park, damages for die loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlorcrs marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attomcys' and consultant fees and court costs) arising at any time during or after the Term of "s Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal. migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent ot Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Divironmental Laws shall excuse Tenant and
Tenant's officers wid directors froin its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indcmnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an
"owner" or "operator" under any Environmental I-aws.

        29.6    Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is
not in compliance with the provisions of this Lease with respect to Hazardous
Materials, including without limitation all Environmental Laws at die expiration or earlier termination of this Lease, then in Landlord's sole discretion,
Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such
Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any
Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and (car" shall not include any deterioration in the condition or diminution of the value of any portion of the
Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

30.     Financial Statement(s): Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the
Park or any portion thereof, or any prospective purchaser of the Building or the
Park or any portion thereof, within ten (10) days after Landlord's request

                                       19

therefor, but not more often than once annually so long as Tenant is not in default of this Ltasc, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If
Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to
Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.

31.     General Provisions:

        31.1    Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        31.2    Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto

        31.3    Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

        31.4    Landlord's Personal Liability. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of
Landlord (including without limitation, any property management company of
Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease upon transfer of Landlord's interest in the Premises or the Building.

        31.5    Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hcreof and such other provision shall remain in full force and effect.

        31.6    Choice of Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

        31.7    Attorneys' Fees. In the event any dispute between the parties results in litigation or othcr procccding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

        31.8    Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to tWs Lease, shall be binding.

        31.9    Warranty of Authority. On the date that Tenant executes this Lease,
Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for
Tenant recorded in the county in wl-kh the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has fall right and

                                       20

authority to enter into this Lease and perform all of its obligations hereunder.
Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

        31.10   Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United
States mail, certified and postage prepaid; or (b) by personal delivery; or (c)
by overnight courier, addressed to Landlord at 101 Lincoln Center Drive, Fourth
Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii)
by personal delivery to any employee or agent of Tenant over the age of eighteen
(18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the
United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California
Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

        31.11   Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

        31.12   Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

        31.13   Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant,
Tenants use or occupancy of the Premises, the Building or the Park, and/or any
claim of injury, loss or damage.

        31.14   Counterclaims. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder,
Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the fight to offset the amount of any final judgment owed by Landlord to Tenant.

        31.15   Underlining. Me use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred

        31.16   Merger. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i)
shall terminate all or any existing subleases or subtcnancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtcnancies. Landlords election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.     Signs: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit G hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the fight, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the
Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.     Mortgagee Protection: Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided
Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of die Premises by power

                                       21

of sale or a judicial foreclosure, if such should prove necessary to cffcct a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect s6ch cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event th@is Lease shall not be tenninated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay- without determining whether an event of default exists under such lender's loan to Landlord.

34.     Quitclaim: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged qnd deliver to Landlord a quitclaim deed of
Tenant's interest in and to the Premises. If Tenant fails to so deliver to
Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by
Landlori. and such quitclaim deed shall be deemed conclusive and binding upon
Tenant.

35.     Modifications for Lender: If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect TenanVs rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder

36.     Warranties of Tenant: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of die Premises for die use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.     Compliance with Americans widi Disabilities Act: Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, togethcr with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all improvements or alterations to be made to the Premises by, or on behalf of, Tenant strictly comply with a requirements of die ADA.
Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the
Park under the ADA, then such work shall be the responsibility of Landlord;
provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of
Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision,
Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the
ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the
Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the
Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other
Indeninitees harmless and indemnify the Indemnitces from and against all liabilities, damages, claims,

                                       22

losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenants
Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.     Brokerage Commission: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and
Tenant. Each party shall indemnify and hold harmless the other from and against any and a liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the
Premises and Us Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease.
Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this
Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.     Quiet Enjoyment: Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during die Term of this Lease, and (ii) neither Landlord, nor any successor or assign of
Landlord, shall disturb Tenant's occupancy or enjoyment of die Premises and the
Common Areas.

40.     Landlord's Ability to Perform Tenant's Unperformed Obligations:
Notwithstanding anything to die contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlords judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at
Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii)
the highest rate permitted by applicable law and Enforcement Expenses.

                                       23

        IN WITNESS WHEREOF, this Lease is cxecuted by the parties as of the Lease
Date referenced on Page I of this Lease.

LANDLORD:   RIVERSIDE BUSINESS CENTER, a California Limited Partnership

By:         LINCOLN PROPERTY COMPANY NO. 1239
            Limited Partnership, a California Partnership

            By: LEGACY PARTNERS COMMERCIAL, INC., a Texas corporation as
                Agent for Riverside Business Center, a California Limited Partnership.

                By:_________________________________
                Name:_______________________________
                Title:______________________________
                Date:8-6-99

TENANT:     Competitive Communication, Inc.
            a California Corporation

By: /s/ David Kline                   Note: If Tenant is a CORPORATION, the authorized
Its: President                        officers must sign on behalf of the corporation and
Date: 7-27-99                         indicate the capacity in which they are signing. The
                                             Lease must be executed by the president or vice president
                                             and the secretary, unless the bylaws or a resolution of the
                                             Board of directors shall otherwise provide, in which event,
                                             The bylaws or a certified copy of the resolution, as the
                                             Case may be, must be attached to this lease.

By:________________________________

Its: Secretary

Date:7-27-99

                                       24

                              EXHIBIT A - PREMISES

This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated July 21, 1999 (the "Lease:), by and between
RIVERSIDE BUSMSS CENTER, a California Limited Partnership ("Landlord") and
Competitive Communications, Inc., a California Corporation ("Tenant") for the
leasing of certain premises located in the Riverside Business Center at Building
4, 3751 Merced Drive, Suites A, B & C Riverside, CaUbrnia (the "Premises").

The Premises consist of the rentable square footage of space specified in the
Basic Lease Information and has the address specified in the Basic Lease
Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Inforrmation. Ile cross-hatched area depicts the
Premises within the building:

                                     IMAGE

                                       25

                          Exhibit C to Lease Agreement
                               Rules & Regulations

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated July 21, 1999 (the "Lease"), by and between RIVERSIDE BUSINESS CENTER, a California Limited Partnership ("Landlord")
and Competitive Communication, Inc., a California Corporation ("Tenant") for the
leasing of certain premises located in the Riverside Business Center at Building
4. 3751 Merced Drive, Suites A, B & Cc Riverside, California (the "Premises").
The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and arc made a part of (lie Lease. Any capitalized terms used-herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1.      No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2.      Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3.      Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of
        Landlord.

4.      All window coverings installed by Tenant- and visible from the outside of the Building require the prior written approval of Landlord.

5.      Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6.      Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7.      Tenant agrees not to make any duplicate keys without the prior consent or Landlord.

8.      Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

9.      Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10.     No person shall go on the roof without Landlord's permission.

11.     Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the
        Building, to such a degree as to be objectionable to Landlord or other
        Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12.     All goods, including material used to store goods, delivered to the
        Premises of Tenant shall be immediately moved into (lie Premises and shall not be left in parking or receiving areas overnight.

13.     Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces.
        No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14.     Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15.     Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by
        Landlord.

16.     Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the
        Premises, the Building, the Park or any of the Common Areas of the
        foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17.     Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the
        Building, the Park or any of the Common Areas of the foregoing.

18.     Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                       26

                                    EXHIBIT D

             COVENANT AND AGREEMENT AND DECLARATION OF RESTRICTIONS

        This covenant and Agreement and Declaration of Restriction is made and entered into this 17th day of October, 1986, by RIVERSIDE BUSINESS CENTER, a
California Limited Partnership, the owner of record of (he following described real property situated in the City of Riverside, County of Riverside, State of
California:

        Parcels 1, 2 and 3 of Parcel Map 21191 as shown by map on file in Book
134 of Parcel Maps at pages 33 through 34 thereof Records of Riverside County,
California,

Which property is referred to herein as Parcels 1, 2 or 3 or collectively as the property.

        WHEREAS the undersigned desires to divide the property into three parcels, as described above, pursuant to tentative Parcel Map 21191; and

        WHEREAS the undersigned desires to establish a common driveway to serve
Parcels 1, 2 and 3; and

        WHEREAS the undersigned desires to restrict the property with the nonexclusive, reciprocal easements and the obligations contained herein;

        NOW, THEREFORE, the undersigned hereby covenants and agrees with the City of
Riverside as follows:

1.      A nonexclusive, reciprocal casement for ingress and egress is hereby established over and across the northeasterly 15 feet and the southeasterly 13 1/2 feet of Parcel I for he use and benefit of Parcels 2 and 3.

2.      A nonexclusive, reciprocal casement for ingress and egress is hereby established over and across the southwesterly 15 feet and the southeasterly 13 1/2 feet of Parcel 2 for he use and benefit it of Parcels I and 3.

3.      A nonexclusive, reciprocal easement for ingress and egress is hereby established over and across the northwesterly 13 1/2 feet of Parcel 3 for the use and benefit of Parcels and 2.

4.      The casement areas described above are planned to be developed as a common driveway and shall be kept in a free and open
        condition at all times to permit unimpeded access to parcels 1,2 and 3 and Magnolia Avenue, Pierce Street and Merced Drive. No
        structure shall be placed or constructed in the easement areas.
        Each casement area shall be maintained in accordance with
        the standards of the City of Riverside for private driveways and in a good, usable and safe condition at all times for the fee owner of such casement area.

5.      In the event any of the property is sold or leased or the
        ownership is otherwise changed, as the parcels arc conveyed, the grantor shall grant and/or reserve, as appropriate, the
        above-described non-exclusive, reciprocal casements for ingress and egress. This casement shall include all rights deemed
        reasonable and necessary for the construction, maintenance and use of common driveway facilities.

6.      The terms of this Covenant and Agreement and Declaration of
        Restrictions may be enforced by the City of Riverside, its successors or assigns, or by any owner or tenant of any of the property. Should the City or any owner or tenant bring an action to enforce any of the terms of this reasonable attorneys' fee, expert witnesses' fees and reasonable costs of unit.

7.      This Covenant and Agreement and declaration of Restrictions shall run with (he land and shall be binding upon the
        undersigned, its successor and assigns and shall continue in effect until such time as it is released by the City Council of the City of Riverside

                                       27

                                    EXHIBIT E

                           CHANGE OF COMMENCEMENT DATE

                                     EXAMPLE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of________________ 1998, by and between________________________("Landlord"), and_________________________ ("Tenant"), with reference to the following facts:

                                    RECITALS

A.      Landlord and Tenant have entered into that certain Lease Agreement dated_________________________ (the "Lease"), for the leasing of certain premises containing approximately _______________________rentable square feet of space located at __________________________________ Riverside, California (the
        "Premises") as such Premises are more fully described in the Lease.

B.      Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.      Recitals: Landlord and Tenant agree that the above recitals are true and correct.

2.      The Commencement Date of the Lease shall be

3.      The last day of the Term of the Lease (the "Expiration Date") shall be _____________.

4.      The dates on which the Base Rent will be adjusted are:

        for the period_____________________ the monthly Base Rent shall be_____________
        for the period_____________________ the monthly Base Rent shall be_____________, and for the period_____________________ the monthly Base Rent shall be_____________.

5.      Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

6.      Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

7.      Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this
        Amendment.

8.      The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                       28

                                    EXHIBIT F

           TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord
(the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i)
any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the
Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:             RIVERSIDE BUSINESS CENTER,
                      A California Limited Partnership
                      c/o LEGACY PARTNERS COMMERCIAL, INC.
                      P.O. Box 19693, 30 Executive Park, Suite 100
                      Irvine, California 92623
                      Attn: - Terry Thompson
                      Phone: (714) 261-9871

Name of Tenant:       Competitive communications, Inc.
                      a California Corporation

Mailing Address:      3751 Merced Drive, Suites A, B & C (Bldg. 4)
                      Riverside, California 92503

Contact Person,  Title and Telephone  Number(s):  Dave,  Klein (909) 687-6100
Contact Person for Hazardous Waste Materials  Management and Manifests and
Telephone Number(s): Same as above

Address of Premises: Same as above.

Length of initial Term: 38 Months

1.      GENERAL INFORMATION:

        Describe the initial proposed operations to take place in, on, or about die
        Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations TELEPHONE & CABLE TV SERVICE PROVIDER ADMINISTRATIVE OFFICES.

2.      USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1     Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous
                Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                Wastes                      Yes ___       No  X
                Chemical Products           Yes ___       No  X
                Other                       Yes ___       No  X

         If Yes is marked, please explain: ___________________________________
         _____________________________________________________________________
         _____________________________________________________________________

        2.2     If Yes is marked in Section 2.1, attach a list of any Hazardous
                Materials to be used,

                                       29

                generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantifies of such Hazardous
                Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any
                Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior years certificate.

3.      STORAGE TANKS AND SUMPS

        3.1     Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the
                Premises? Existing Tenants should describe any such actual or proposed activities.

                Yes ___   No  X

                If yes, please explain: _______________________________________
                _______________________________________________________________
                _______________________________________________________________

4.      WASTE MANAGEMENT

        4.1     Has your company been issued an EPA Hazardous Waste Generator
                I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

                Yes ___   No  X

        4.2     Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

                Yes ___   No  X

                If yes, attach a copy of the most recent report filed.

5.      WASTEWATER TREATMENT AND DISCHARGE

        5.1     Will your company discharge wastewater or other wastes to:

                ___storm drain?       Xsewer?
                ___surface water?          ___no wastewater or other wastes discharged.

                Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s)
                        TOILET ONLY - HUMAN WASTE

        5.2     Will any such wastewater or waste be treated before discharge?

                Yes ___   No  X

                If yes, describe the type of treatment proposed to be conducted. Existing
                Tenants should describe the actual treatment conducted.

6.      AIR DISCHARGES

        6.1     Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                Yes ___   No  X

                If yes, please describe: _______________________________________

                                       30

        6.2     Do you propose to operate any of the following types of equipment or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

                ___Spray booth(s)            ___Incinerator(s)
                ___Dip tank(s)               ___Other (Please describe)
                ___Drying oven(s)            ___No Equipment Requiring Air Permits

                If yes, please describe: _______________________________________
                ________________________________________________________________
                ________________________________________________________________

7.      HAZARDOUS MATERIALS DISCLOSURES

        7.1     Has your company prepared or will it be required to prepare a Hazardous
                Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

                Yes ___   No  X

                If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

        7.2     Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under
                Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                Yes ___   No  X

                If yes, please explain: ________________________________________
                ________________________________________________________________
                ________________________________________________________________

8.      ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1     With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing
                Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                Yes  X    No ___

                If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to
                Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
                DEPARTMENT OF HEALTH SERVICES OCCUPATIONAL HEALTH BRANCH, LETTER DATED 6-27-98,
                WAIVER GRANTED UNDER OCCUPATIONAL LEAD POISONING FEE FOR 1997. (PREVIOUSLY
                PROVIDED.) WAIVER GRANTED IF NO CHANGES.

        8.2     Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                Yes ___   No  X

                If yes, describe any such lawsuits and attach copies of the complaint(s), cross complaint(s), pleadings and all other documents related thereto as requested by
                Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
                ________________________________________________________________

                                       31

                ________________________________________________________________
                ________________________________________________________________

        8.3     Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

                Yes ___   No  X

                If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed
                Lease Agreement.
                ________________________________________________________________
                ________________________________________________________________

9.      PERMITS AND LICENSES

        9.1     Attach copies of all Hazardous Materials permits and licenses including a
                Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials
Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease
Agreement and will be attached thereto as an exhibit; (B) that this Hazardous
Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that
Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate.
Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnities and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlords review and approval of such certificate, (iii)
Landlord's failure to obtain such certificate from Tenant at any time, or (iv)
Landlord's actual or constructive knowledge of the types and quantities of
Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenants Representatives. Notwithstanding the
foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I, Dave Kline , acting with full authority to bind the (proposed) tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

Tenant:        Competitive Communication, Inc.,
               a California Corporation

By:            /s/David Kline
               Dave Kline

Date:          7-27-99

                                       32

                          ADDENDUM I to Lease Agreement
                           Additional Lease Provisions

This Addendum I is incorporated as part of that certain Lease Agreement dated
July 21, 1999 (the "Lease"), by and between Competitive Communication, Inc., a
California Corporation ("Tenant") and RIVERSIDE BUSINESS CENTER, a California
Limited Partnership (*Landlord") for leasing of those premises located at 3751
Merced Drive, Suites A, B & C, Riverside, CA 92503 as more particularly described in Exhibit to the Lease (the "Premises*). Any capitalized term used herein and not otherwise herein shall have the meaning ascribed to such terms as set forth in the Lease.

ADDITIONAL RENT: Notwithstanding Sections 6 and 7 of the Lease, Landlord and
Tenant hereby agree that Tenant shall not be required to pay the Additional Rent as such term is defined in Sections 6 and 7 of the Lease, but rather, Tenant shall pay to Landlord throughout the Term of the Lease a fixed monthly sum as set forth below as payment for Operating Expenses, Tax Expenses, Common Area
Utility costs, Utility Expenses and Administrative Expenses, all of which comprise Additional Rent.

PERIOD                                                 Monthly Additional Rent
November 15, 1999 - September 14, 2000                 $160.60 ($0.05 PSF/Month)
September 15, 2000 - September 14, 2001                $192.72 ($0.06 PSF/Month)
September 15, 2001 - November 14, 2002                 $224.84 ($0.07 PSF/Month)

Tenant agrees to pay Landlord the Additional Rent in accordance with the schedule set forth above on the first (1st') day of each month throughout the
Term of the Lease. The Additional Rent shall be subject to Late Charges pursuant to Section 8 of the Lease.

TENANT IMPROVEMENTS: Tenant shall assume the Premises in its present "As Is"
condition except that Landlord shall install Landlord's building standard mini blinds on the storefront windows and doors.

                                       33

                                    EXHIBIT G

                            RIVERSIDE BUSINESS CENTER
                                  SIGN CRITERIA
                       MULTI-TENANT AND INDUSTRIAL SUITES

All Tenants are required to install signage at the Tenant's expense and in accordance with the sign criteria.

All signs shall be approved by the Landlord and property permitted by local governing authorities prior to installation.

1.      TYPE

        A.      Multi-Tenant Buildings 1-10, 12 and 13 - Tenants leasing less than 3,000 square feet may have a fiberglass mounted wall sign with a maximum
                1-112" thick x 16" high x 5' long sign dimension, Tenants leasing 3,000 square feet or greater may have the aforementioned sign or individually cut foam letters which are 2" thick and 24' high, with a maximum sign width which is equal tono more than 75% of lineal leased frontage.

        B.      Industrial Buildings 14-19 - Maximum width shall be equal to no more than
                75% of 11 neal leased frontage, 24" maximum channel-lite letters.

II.     DESIGN

        A.      Channel Letter: 8" (maximum) thick internally illuminated channel letters, with 60 mi. amp neon tubing, shall be composed of red facts (211-1 Acrylite
                Red, same as 2283 Red).

        B.      Foam Letter:  2" thick  non-illuminated  foam letters composed of
                "Profound Blue" #260 (Ameritone) faces and "Badger Gray" #298 returns for Buildings 1-10, 12 and 13 and 14-19 with over 3,000 square feet of Tenant lease space.

        C.      Wall Mounted Fiberglass Plaques: Non-illuminated wall mounted fiberglass identifications sign shall be composed of *Profound Blue' #260 background and white copy #AGB-225D for Buildings 1- 10, 12 and 13 less than 3,000 square feet of Tenant lease space.

Tenants with two (2) frontage on a public street, parking lot or mall shall be allowed two (2) wall signs.

III.    GENERAL SPECIFICATIONS

        A.      No animated, flashing or audible signs will be permitted.

        B.      No exposed lamps or tubing will be permitted.

        C.      No exposed crossovers, raceways or conduit will be permitted.

        D.      Painted lettering will not be permitted.

        E.      Each Tenant shall be permitted to place upon each entrance of its demised premises not more thin 144 square inches of vinyl, white lettering not to exceed two (2) inches in height indicating hours of business, emergency telephone numbers, approved credit cards, etc.

        F.      Special event or sales advertising may be placed in or on the interior windows for a maximum of 30 days, otherwise, no
                advertising place cards, flags, balloons, banners, etc., shall be affixed or maintained upon either the interior or exterior of the glass panes and supports of the show windows and doors, or upon the exterior wall of the buildings.

        G.      Each Tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door in location, as directed by Landlord, in 2" high block letters, the Tenant's name and address. Color letter shall be "Profound Blue* #260.

        H.      At the termination of Tenant's Lease, Tenant shall be required to remove his signs and patch the area to match the surrounding area.

                                       34